UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported): March 30, 2007

CHL Mortgage Pass-Through Trust 2007-4
(Exact name of the issuing entity)
Commission File Number of the issuing entity:  333-131662-31

CWMBS, Inc.
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor:  333-131662

Countrywide Home Loans, Inc.
(Exact name of the sponsor as specified in its charter)

Delaware	95-4449516
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation of the depositor)	Identification No. of the depositor)

4500 Park Granada
Calabasas, California	91302
(Address of Principal	(Zip Code)
Executive Offices of the depositor)

The depositor’s telephone number, including area code (818) 225-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR 240.13e-4(c))

Section 8      Other Events

Item 8.01.      Other Events.

On March 30, 2007, CWMBS, Inc. (the “Company”) entered into a Pooling and Servicing Agreement dated as of March 1, 2007 (the “Pooling and Servicing Agreement”), by and among the Company, as depositor, Countrywide Home Loans Inc., as a seller (“CHL”), Park Granada LLC, as a seller (“Park Granada”), Park Monaco, Inc., as a seller (“Park Monaco”), Park Sienna LLC, as a seller (“Park Sienna” and, together with CHL, Park Granada and Park Monaco, the “Sellers”), Countrywide Home Loans Servicing LP, as master servicer (the “Master Servicer”), and The Bank of New York, as trustee (the “Trustee”), providing for the issuance of the CHL Mortgage Pass-Through Trust 2007-4, Mortgage Pass-Through Certificates, Series 2007-4.  The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

On March 26, 2007, the Trustee entered into one interest rate corridor contract (the “Corridor Contract”), as evidenced by a confirmation (the “Confirmation”), dated March 30, 2007, between the Trustee and Credit Suisse International (the “Counterparty”).  The Confirmation is annexed hereto as Exhibit 99.2.

On March 30, 2007, Credit Suisse International, as corridor contract counterparty (the “Counterparty”) and The Bank of New York, as supplemental interest trustee (the “Supplemental interest Trustee”), entered into a 1992-ISDA Master Agreement (Multicurrency-Cross Border) and a Schedule thereto (collectively, the “ISDA Master Agreement”).  The ISDA Master Agreement and Schedule are annexed hereto as Exhibit 99.3 and Exhibit 99.4.

On March 26, 2007, Credit Suisse Management LLC entered into a Novation Confirmation (the “Novation Confirmation”), dated March 30, 2007, among Credit Suisse Management LLC, the Counterparty and the Supplemental Interest Trustee, pursuant to which Credit Suisse Management LLC assigned all of its rights and delegated all of its duties and obligations under a certain old confirmation between Credit Suisse Management LLC and the Counterparty to the Supplemental Interest Trustee.  The Novation Confirmation is annexed hereto as Exhibit 99.5.

On November 28, 2006, the Company entered into a Master Item 1115 Agreement and a supplement thereto (the “Item 1115 Agreement”), dated as of November 28, 2006, by and among the Company, as depositor, CHL, CWALT, Inc. (“CWALT”), CWABS, Inc. (“CWABS”), CWHEQ, Inc. (“CWHEQ”) and the Counterparty.  The Item 1115 Agreement is annexed hereto as Exhibit 99.6.

Section 9             -  Financial Statements and Exhibits

Item 9.01.                Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

99.1.	Pooling and Servicing Agreement, dated as of March 1, 2007, by and among the Company, the Sellers, the Master Servicer and the Trustee.

99.2	A Corridor Confirmation, dated March 30, 2007, between Credit Suisse International and the Trustee.

99.3	The ISDA Master Agreement, dated as of March 30, 2007, by and between the Counterparty and the Supplemental Interest Trustee.

99.4	The Schedule to the ISDA Master Agreement, dated March 30, 2007, by and between the Counterparty and the Supplemental Interest Trustee.

99.5	The Novation Confirmation, dated as of March 30, 2007, among Credit Suisse Management LLC, the Counterparty and the Supplemental Interest Trustee.

99.6	The Item 1115 Agreement, dated as of November 28, 2006, by and among the Company, CHL, CWALT, CWABS, CWHEQ and the Counterparty.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CWMBS, INC.

Date	By:	/s/ Darren Bigby
Name: Darren Bigby
Title: Executive Vice President

Dated:  May 4, 2007

Exhibit Index

Exhibit

99.1.	Pooling and Servicing Agreement, dated as of March 1, 2007, by and among the Company, the Sellers, the Master Servicer and the Trustee.

99.2	The Corridor Confirmation, dated March 30, 2007, between Credit Suisse International and the Trustee.

99.3	The ISDA Master Agreement, dated March 30, 2007, by and between the Counterparty and the Supplemental Interest Trustee.

99.4	The Schedule to the ISDA Master Agreement, dated March 30, 2007, by and between the Counterparty and the Supplemental Interest Trustee.

99.5	The Novation Confirmation, dated March 30, 2007, among Credit Suisse Management LLC, the Counterparty and the Supplemental Interest Trustee.

99.6	The Item 1115 Agreement, dated as of November 28, 2006, by and among the Company, CHL, CWALT, CWABS, CWHEQ and the Counterparty.